Receivables, Prepayments and Other Assets	12 Months Ended
Dec. 31, 2018
Receivables Prepayments And Other Assets [Abstract]
Receivables, Prepayments and Other Assets

4. Receivables, prepayments and other assets

Receivables, prepayments and other assets consist of the following:

	As of December 31,
	2017	2018
	US$’000	US$’000
Prepayments and deposits(1)	7,270	6,621
Funds held by third party payment companies(2)	4,821	1,083
Employee advances	1,338	822
Accounts receivable	354	2,732
Loans receivable due from employees(3)	101	—
Others	421	640
	14,305	11,898

(1)

Prepayments and deposits includes deposit placed with third party companies in the amount of US$ 445 thousand. The deposit placed with third party companies refers to amounts the Group expect to recover from third party companies according to the terms of service agreement. The deposit is measured at fair value at inception. The Group considers the probable future cash collectible according to the terms of the service agreement in estimating its fair value.

(2)

The Group has accounts with third party payment companies to facilitate the transfer of loan funds between to marketplace investors and borrowers for its marketplace lending service. The balance of funds held by third party payment companies mainly includes (i) funds received from borrowers but not yet transferred to accounts of marketplace investors due to the settlement time lag. The settlement time lag is generally less than 5 days; (ii) funds held on behalf of predictive selection technology loans marketplace investors.

(3)

The Company provided loans to the employees in good standing (meeting certain criteria that including service period, past performance rating, etc.) with a monthly repayment plan to meet their personal needs for purchasing property for themselves. As of December 31, 2017 and 2018, these loans carry monthly interest up to 1.5%. In 2018 the Company ceased providing loans to employees.